Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pitanium Limited (the “Company”) on Form 20-F for the year ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ying Yeung Wong, Chief Executive Officer and Director (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 30, 2026

By:	/s/ Ying Yeung Wong
Name:	Ying Yeung Wong
Title:	Chief Executive Officer and Director (Principal Executive Officer)